Exhibit 99.1

EXECUTION VERSION

AMENDMENT NO. 1 TO CREDIT AGREEMENT

This AMENDMENT NO. 1 to CREDIT AGREEMENT, dated as of February 10, 2009 (this “Amendment”), to the Senior Secured Super-Priority Debtor in Possession and Exit Credit Agreement, dated as of December 31, 2008, as heretofore amended (as the same may be further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”) entered into among CONSTAR INTERNATIONAL INC., a Delaware corporation (the “Borrower”), the institutions from time to time party thereto as Lenders (the “Lenders”), the institutions from time to time party thereto as Issuers (the “Issuers”) and CITICORP USA, INC., a Delaware corporation, in its capacity as administrative agent for the Lenders and Issuers (in such capacity, the “Administrative Agent”), is entered into among the Borrower, the Guarantors, the Administrative Agent and the Lenders party hereto. Capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed to them in the Credit Agreement.

W i t n e s s e t h:

WHEREAS, the Borrower has requested that the Lenders amend the Credit Agreement in certain respects as set forth below; and

WHEREAS, the Lenders have agreed, subject to the terms and conditions hereinafter set forth, to amend the Credit Agreement in certain respects as set forth below;

NOW, THEREFORE, in consideration of the premises and the covenants and obligations contained herein, the sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

Section 1. Amendments to the Credit Agreement

The Credit Agreement is, effective as of the Effective Date (as defined below), hereby amended as follows:

(a) Section 1.1 is amended by inserting the following definition in the appropriate place to preserve the alphabetical order of the definitions in such section:

“Average Exchange Rate” has the meaning specified in Section 8.1(r) (Indebtedness).

(b) Section 8.1 is amended by deleting the word “and” at the end of clause (p) thereof, by replacing the period at the end of clause (q) thereof with the text “; and” and inserting a new clause (r) at the end thereof to read in its entirety as follows:

“(r) Indebtedness of the UK Guarantor to Constar International Holland (Plastics) B.V., provided that such Indebtedness is subordinated to the Obligations on terms satisfactory to the Administrative Agent and the aggregate principal balance of such Indebtedness is not less than $4,000,000 at any time as measured using the trailing 30-day average of the exchange rate, as quoted by Reuters, between the currency of the UK Guarantor’s obligations to Constar International Holland (Plastics) B.V. and the Dollar (the “Average Exchange Rate”) .”

(c) Section 8.6 is amended by replacing “(ix)” with “(x)”, by replacing “(x)” with “(xi)” and adding a new clause (ix) in numerical order to read in its entirety as follows:

“(ix) prepay Indebtedness permitted under Section 8.1(r); provided that such prepayment does not reduce the aggregate principal balance of such Indebtedness to less than $4,000,000 at any time as measured using the Average Exchange Rate.”

Section 2. Conditions Precedent to the Effectiveness of this Amendment

This Amendment shall become effective (the “Effective Date”) when, and only when, each of the following conditions precedent shall have been satisfied or duly waived by the Administrative Agent and the Lenders constituting the Requisite Lenders:

(a) the Administrative Agent shall have received this Amendment, duly executed by the Borrower, each Guarantor, the Administrative Agent and all the Lenders; and

(b) the representations and warranties in Section 3 of this Amendment shall be true and correct on the Effective Date.

Section 3. Representations and Warranties

The Borrower hereby represents and warrants to the Administrative Agent and each Lender as follows:

(a) this Amendment has been duly authorized, executed and delivered by the Borrower and each Guarantor and constitutes the legal, valid and binding obligation of the Borrower and each Guarantor, enforceable against the Borrower and each Guarantor in accordance with its terms and the Credit Agreement as amended by this Amendment constitutes the legal, valid and binding obligation of the Borrower and each Guarantor, enforceable against the Borrower and each Guarantor in accordance with its terms;

(b) each of the representations and warranties contained in Article IV (Representations and Warranties) of the Credit Agreement, the other Loan Documents or in any certificate, document or financial or other statement furnished at any time under or in connection therewith is true and correct in all material respects on and as of the date hereof as if made on and as of such date and except to the extent that such representations and warranties specifically relate to a specific date, in which case such representations and warranties shall be true and correct in all material respects as of such specific date; provided, however, that references therein to the “Credit Agreement” shall be deemed to refer to the Credit Agreement as amended hereby (if applicable); and

(c) after giving effect to this Amendment, no Default or Event of Default has occurred and is continuing.

Section 4. Expenses

The Borrower agrees to pay the Administrative Agent in accordance with the terms of Section 13.3 (Costs and Expenses) of the Credit Agreement all reasonable out of pocket costs and expenses of the Administrative Agent in connection with the preparation, reproduction, execution and delivery of this Amendment and all other Loan Documents entered into in connection herewith (including, without limitation, the reasonable fees and out-of-pocket expenses of counsel for the Administrative Agent with respect thereto and all other Loan Documents).

Section 5. Reference to the Effect on the Loan Documents

(a) As of the date hereof, each reference in the Credit Agreement to “this Agreement,” “hereunder,” “hereof,” “herein,” or words of like import, and each reference in the other Loan Documents to the Credit Agreement (including, without limitation, by means of words like “thereunder”, “thereof” and words of like import), shall mean and be a reference to the Credit Agreement as modified hereby, and this Amendment and the Credit Agreement shall be read together and construed as a single instrument.

(b) Except as expressly modified hereby, all of the terms and provisions of the Credit Agreement and all other Loan Documents are and shall remain in full force and effect and are hereby ratified and confirmed.

(c) The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of the Lenders or the Administrative Agent under any of the Loan Documents, nor constitute a waiver or amendment of any other provision of any of the Loan Documents or for any purpose except as expressly set forth herein.

(d) This Amendment shall be deemed a Loan Document.

Section 6. Consent of Guarantors

Each Guarantor hereby consents to this Amendment and agrees that the terms hereof shall not affect, impair or reduce in any way its obligations, liabilities or liens under the Loan Documents (as amended and otherwise expressly modified hereby), all of which obligations, liabilities and liens shall remain in full force and effect and each of which is hereby reaffirmed (as amended and otherwise expressly modified hereby).

Section 7. Execution in Counterparts

This Amendment may be executed in any number of counterparts and by different parties in separate counterpart (including by facsimile and electronic mail), each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are attached to the same document. Delivery of an executed counterpart by telecopy or electronic mail shall be effective as delivery of a manually executed counterpart of this Amendment.

Section 8. Governing Law

This Amendment shall be governed by and construed in accordance with the law of the State of New York.

Section 9. Section Titles

The Section titles contained in this Amendment are and shall be without substantive meaning or content of any kind whatsoever and are not a part of the agreement between the parties hereto.

Section 10. Notices

All communications and notices hereunder shall be given as provided in the Credit Agreement.

Section 11. Severability

The fact that any term or provision of this Agreement is held invalid, illegal or unenforceable as to any person in any situation in any jurisdiction shall not affect the validity, enforceability or legality of the remaining terms or provisions hereof or the validity, enforceability or legality of such offending term or provision in any other situation or jurisdiction or as applied to any person.

Section 12. Successors

The terms of this Amendment shall be binding upon, and shall inure to the benefit of, the Lenders, the other parties hereto and their respective successors and assigns.

Section 13. Waiver of Jury Trial

Each of the parties hereto irrevocably waives trial by jury in any action or proceeding with respect to this Amendment or any other Loan Document.

[Signature Pages Follow]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first written above.

CONSTAR INTERNATIONAL INC. as Borrower

By:	/s/ Walter S. Sobon
Name:	Walter S. Sobon
Title:	Executive Vice President and Chief Financial Officer

CONSTAR, INC., as Guarantor

By:	/s/ Walter S. Sobon
Name:	Walter S. Sobon
Title:	Executive Vice President and Chief Financial Officer

BFF INC., as Guarantor

By:	/s/ Walter S. Sobon
Name:	Walter S. Sobon
Title:	Executive Vice President and Chief Financial Officer

DT, INC., as Guarantor

By:	/s/ Walter S. Sobon
Name:	Walter S. Sobon
Title:	Executive Vice President and Chief Financial Officer

CONSTAR FOREIGN HOLDINGS, INC., as Guarantor

By:	/s/ Walter S. Sobon
Name:	Walter S. Sobon
Title:	Executive Vice President and Chief Financial Officer

CONSTAR INTERNATIONAL U.K. LIMITED, as Guarantor

By:	/s/ Walter S. Sobon
Name:	Walter S. Sobon
Title:	Attorney-in-fact

[SIGNATURE PAGE TO AMENDMENT NO. 1 TO DIP CREDIT AGREEMENT]

CITICORP USA, INC., as Administrative Agent and Lender

By:	/s/ David Jaffe
Name:	David Jaffe
Title:	Director and Vice President

CITICORP NORTH AMERICA, INC., as Lender

By:	/s/ David Jaffe
Name:	David Jaffe
Title:	Director and Vice President

WELLS FARGO FOOTHILL, LLC, as Lender

By:	/s/ Mark Bradford
Name:	Mark Bradford
Title:	Vice President

[SIGNATURE PAGE TO AMENDMENT NO. 1 TO DIP CREDIT AGREEMENT]